UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

Williams Energy Partners L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-16335	73-1599053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 934-6571

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

Williams Energy Partners L.P. (the “Partnership”) wishes to disclose its press release dated August 12, 2003, furnished herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits.

Exhibit 99. Copy of the Partnership’s press release dated August 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS ENERGY PARTNERS L.P.

	By:	WEG GP LLC its General Partner

Date: August 12, 2003	By:	/s/ Suzanne H. Costin
Name: Suzanne H. Costin Title: Corporate Secretary

EXHIBIT INDEX

99.	Copy of the Partnership’s press release dated August 12, 2003.